UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): August 4, 2024

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 8.01. Other Events.

2024 Annual Meeting of Shareholders

On August 4, 2024, the Board of Directors (the “Board”) of Expion360 Inc. (the “Company”) determined that its 2024 Annual Meeting of Shareholders will be held on Friday, October 4, 2024 at 9:00 a.m. Pacific Time (the “2024 Annual Meeting”). The Board also fixed August 5, 2024 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the 2024 Annual Meeting, and any continuation, postponement, or adjournment thereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the 2024 Annual Meeting. This Current Report on Form 8-K (this “Current Report”) does not contain all the information that should be considered by Company shareholders concerning the 2024 Annual Meeting and is not intended to form the basis of any voting decision in respect of the 2024 Annual Meeting. In connection with the matters to be considered at the 2024 Annual Meeting, the Company plans to file a preliminary proxy statement on Schedule 14 A and a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). Once available, shareholders and other interested persons are encouraged to read the proxy statement and other relevant documents filed with the SEC. Investors and other interested parties will be able to obtain the proxy materials free of charge on the Company’s investor relations website, investors.expion360.com, or on the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the 2024 Annual Meeting. Information regarding the directors and executive officers, including a description of their interests in the Company, can be found in the Company’s proxy materials to be filed in connection with the 2024 Annual Meeting, which will be available free of charge on the websites indicated above.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: August 6, 2024	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer